UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012

MCEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 4750, Bay Wellington Tower

181 Bay Street

Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

McEwen Mining Inc., a Colorado corporation (the “Company” or “McEwen Mining”), is filing this Amendment No. 2 to its Current Report on Form 8-K filed on January 24, 2012 (the “Initial Form 8-K”) and Amendment No, 1 to the Initial Form 8-K filed on April 4, 2012 (the “First Amendment”) to amend a portion of an exhibit filed with the First Amendment.  As described in the Initial Form 8-K, the Company acquired all of the issued and outstanding equity of Minera Andes Inc., a corporation incorporated under the Business Corporations Act (Alberta) (“Minera Andes”) pursuant to a court-approved plan of arrangement under Alberta law on January 24, 2012.  The First Amendment included audited financial statements of Minera Andes for the years ended December 31, 2011 and 2010 as described in Item 9.01 of the First Amendment. This Amendment No. 2 is being filed in order to file a signed audit report covering the audited consolidated financial statements of Minera Andes for the years ended December 31, 2011 and 2010. No other changes have been made in this Amendment No. 2, including any changes to the audited financial statements or pro forma financial information filed with the First Amendment.

This Amendment No. 2 continues to speak as of the date of the filing of the Initial Form 8-K, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a later date.

Item 9.01.  Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

The audited consolidated balance sheets of Minera Andes and its subsidiaries as of December 31, 2011 and 2010, and the related audited consolidated statements of income (loss) and comprehensive income (loss), changes in shareholders’ equity and cash flows for the years ended December 31, 2011 and 2010 as required by Item 9.01(a) of Form 8-K, and the notes related thereto, are attached as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)         Pro Forma Financial Information.

The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, as of and for the year ended December 31, 2011, and the notes related thereto, are attached as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d)         Exhibits.

Exhibit
Number	Description of Exhibit

99.1

Audited Consolidated Balance Sheets as of December 31, 2011 and 2010, and the related audited consolidated statements of income (loss) and comprehensive income (loss), changes in shareholders’ equity and cash flows for the years ended December 31, 2011 and 2010 and the notes related thereto

99.2

Unaudited Pro Forma Financial Information as of and for the year ended December 31, 2011, and the notes related thereto, included as Exhibit 99.2 to Form 8-K/A (Amendment No. 1) filed on April 4, 2012.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MCEWEN MINING INC.

Date: January 24, 2014	By:	/s/ Nils Engelstad
Nils Engelstad, Corporate Secretary

Exhibit Index

The following is a list of the Exhibits filed herewith.

Exhibit
Number	Description of Exhibit

99.1

Audited Consolidated Balance Sheets as of December 31, 2011 and 2010, and the related audited consolidated statements of income (loss) and comprehensive income (loss), changes in shareholders’ equity and cash flows for the years ended December 31, 2011 and 2010 and the notes related thereto

99.2

Unaudited Pro Forma Financial Information as of and for the year ended December 31, 2011, and the notes related thereto, included as Exhibit 99.2 to Form 8-K/A (Amendment No. 1) filed on April 4, 2012.